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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 22, 2003
                                                        (April 21, 2003)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-12699                    95-4803544
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State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

         3100 Ocean Park Blvd., Santa Monica, CA                 90405
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         (Address of Principal Executive Offices)              (Zip Code)


         Registrant's telephone number, including area code (310) 255-2000
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                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c) Exhibits.

             99.1  Press Release of Activision, Inc., dated April 21, 2003.

Item 9.  Regulation FD Disclosure.

     On April 21, 2003, Activision, Inc. issued a press release announcing revised revenues and earnings guidance for the fourth quarter of fiscal year 2003 and for the full 2003 fiscal year. In addition, Activision reiterated its fiscal year 2004 outlook. The press release is attached hereto as Exhibit 99.1.

     This information is also being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K and is being presented under
Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003


                                          ACTIVISION, INC.


                                          By:  /s/  Ronald Doornink
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                                             Name:  Ronald Doornink
                                             Title: President

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